Exhibit 99.1

                                          AIRCRAFT FINANCE TRUST
                                    ASSET BACKED NOTES, SERIES 1999-1
                                      MONTHLY REPORT TO NOTEHOLDERS
                            All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date        September 16, 2002
Current Calculation Date    September 10, 2002


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1. Account Activity Summary between Calculation Dates
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
                                         Prior                                                Balance on
                                       Balance           Deposits       Withdrawals     Calculation Date

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
Expense Account                  19,037,714.91       5,348,121.98     (1,203,628.15)       23,182,208.74
Collection Account               64,114,164.00      12,299,123.09    (12,114,164.00)       64,299,123.09
Lessee Funded Account             9,496,822.93         326,323.95        (19,185.51)        9,803,961.37
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Total                            92,648,701.84      17,973,569.02    (13,336,977.66)       97,285,293.20
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                               19,037,714.91
Transfer from Collection Account on Previous Payment Date                                   5,348,121.98
Interim Transfer from (to) Collection Account                                                          -
Payments on Previous Payment Date                                                            (403,387.66)
Interim payments                                                                             (800,240.49)
Other                                                                                                  -
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Balance on Current Calculation Date                                                        23,182,208.74
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                               64,114,164.00
Collections during period
 - lease rentals                                                                            7,712,023.29
 - maintenance reserves                                                                     1,769,390.56
 - other                                                                                    2,664,600.00
 - interest income                                                                            133,923.73
Drawings under Credit or Liquidity Enhancement Facilities                                              -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                 -
Transfer to Expense Account on previous Payment Date                                       (5,348,121.98)
Net Swap receipts (payments) on previous Payment Date                                      (2,495,306.08)
Net Transfers from (to) Lessee Funded Accounts                                                 19,185.51
Aggregate Note Payments on previous Payment Date                                           (4,270,735.94)
Interim Transfer from (to) Expense Account                                                             -
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Balance on Current Calculation Date                                                        64,299,123.09
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                          -
                                                                                    ---------------------
Available Collections                                                                      64,299,123.09
                                                                                    ---------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                         1,268,830.09
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                 1,563,627.96
            (b)   Swap Payments other than subordinated swap payments                       2,613,859.72
(iii)       Repayment of Primary Eligible Credit Facilities                                            -
(iv)        First Collection Account top-up                                                33,000,000.00
(v)         Class A Minimum principal payment                                                          -
(vi)        Class B Interest                                                                  310,178.75
(vii)       Repayment of Secondary Eligible Credit Facilities                                          -
(viii)      Second collection account top-up                                               10,000,000.00
(ix)        Class B Minimum principal payment                                               1,436,209.82
(x)         Class C Interest                                                                  649,259.34
(xi)        Repayment of Tertiary Eligible Credit Facilities                                           -
(xii)       Third Collection Account top-up                                                 5,000,000.00
(xiii)      Class A Supplemental principal                                                             -
(xiv)       Class B Supplemental principal                                                             -
(xv)        Class C Minimum principal payment                                               1,842,107.19
(xvi)       Class D Interest                                                                  583,559.04
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                        -
(xviii)     Fourth Collection Account top-up                                                4,000,000.00
(xix)       Class D Minimum principal payment                                                 396,710.37
(xx)        Expense Accrual                                                                    79,272.00
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                   -
            (b)  Maturity Step-up Interest                                                             -
            (c)  Registration Step-up Interest                                                         -
(xxii)      Class A Scheduled principal                                                     1,555,508.81
(xxiii)     Class B Scheduled principal                                                                -
(xxiv)      Class C Scheduled principal                                                                -
(xxv)       Class D Scheduled principal                                                                -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                         -
(xxvii)     Sale Premium
            (a)  Class C                                                                               -
            (b)  Class D                                                                               -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                         -
(xxix)      Class A Outstanding Principal Balance                                                      -
(xxx)       Class B Outstanding Principal Balance                                                      -
(xxxi)      Class C Outstanding Principal Balance                                                      -
(xxxii)     Class D Outstanding Principal Balance                                                      -
(xxxiii)    Subordinated Swap Payments                                                                 -
(xxxiv)     Additional Servicing Obligations                                                           -
(xxxv)      Remainder to Beneficial Interest                                                           -
                                                                                    ---------------------
                                                                                           64,299,123.09

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                     33,000,000.00
Second Collection Account Top-up                    10,000,000.00
Third Collection Account Top-up                      5,000,000.00
Fourth Collection Account Top-up                     4,000,000.00
                                               -------------------
  Total Liquidity Reserve Amount                    52,000,000.00                         (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                    ---------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above        12,299,123.09
                                                                                    ---------------------

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4. Payments on the Notes by Subclass
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                                                         Subclass          Subclass                Class
(a) Floating Rate Notes                                       A-1               A-2                    B
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Applicable LIBOR                                         1.78000%          1.78000%             1.78000%
Applicable Margin                                        0.48000%          0.50000%             1.15000%
Applicable Interest Rate                                 2.26000%          2.28000%             2.93000%
Actual Number of Days                                          32                32                   32
Interest Amount Paid                                 1,029,555.56        534,072.40           310,178.75
Additional Interest Paid                                        -                 -                    -
Maturity Step-up Interest Amount Paid                           -                 -                    -
Registration Step-up Interest Amount Paid                       -                 -                    -
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Total Interest Paid                                  1,029,555.56        534,072.40           310,178.75
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Expected Final Payment Date                          May 15, 2004     June 15, 2008         May 15, 2016
Excess Amortization Date                             May 15, 2004     June 15, 1999        June 15, 1999

Original Balance                                   512,500,000.00    400,000,000.00       126,500,000.00
Opening Outstanding Principal Balance              512,500,000.00    263,522,566.43       119,095,937.52
Total Principal Distribution Amount                             -      1,555,508.81         1,436,209.82
Redemption Amount:
  Amount allocable to principal                                 -                 -                    -
  Amount allocable to premium                                   -                 -                    -
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Closing Outstanding Principal Balance              512,500,000.00    261,967,057.62       117,659,727.70
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                                                            Class             Class
(b) Fixed Rate Notes                                            C                 D
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Applicable Interest Rate                                    8.00%            11.00%
Number of Days                                                 30                30
Interest Amount Payable                                649,259.34        583,559.04
Additional Interest Paid                                        -                 -
Registration Step-up Interest Amount Paid                       -                 -
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Total Interest Paid                                    649,259.34        583,559.04
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Expected Final Payment Date                         July 15, 2016   August 15, 2016
Excess Amortization Date                            July 15, 2016      May 15, 2009

Original Balance                                   106,000,000.00     64,000,000.00
Opening Outstanding Principal Balance               97,388,901.14     63,660,986.07
Total Principal Distribution Amount                  1,842,107.19        396,710.37


Redemption Amount:
 Amount allocable to principal                                  -                 -
 Amount allocable to premium                                    -                 -
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Closing Outstanding Principal Balance               95,546,793.95     63,264,275.70
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                October 15, 2002
Next Calculation Date                             October 8, 2002
Reference Date                                 September 12, 2002

                                                         Subclass          Subclass                Class
                                                              A-1               A-2                    B
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Applicable LIBOR                                         1.82313%          1.82313%             1.82313%
Applicable Margin                                        0.48000%          0.50000%             1.15000%
Applicable Interest Rate                                 2.30313%          2.32313%             2.97313%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                         Subclass          Subclass                Class
(a) Floating Rate Notes                                       A-1               A-2                    B
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Opening Outstanding Principal Balance                  100,000.00         65,880.65            94,146.98
Total Principal Payments                                        -            388.88             1,135.34
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Closing Outstanding Principal Balance                  100,000.00         65,491.77            93,011.64

Total Interest                                             200.89            133.52               245.20
Total Premium                                                   -                 -                    -
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                                                            Class             Class
(b) Fixed Rate Notes                                            C                 D
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Opening Outstanding Principal Balance                   91,876.32         99,470.29
Total Principal Payments                                 1,737.84            619.86
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Closing Outstanding Principal Balance                   90,138.48         98,850.43

Total Interest                                             612.51            911.81
Total Premium                                                   -                 -
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


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:      -